UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2010

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  011-65-65323001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On July 30, 2010, we issued 100,000 shares to Emerging Growth Research, LLC in accordance with the terms of the Investor and Public Relations Agreement, dated July 1, 2010, entered into between us and Emerging Growth Research, LLC.  We believe that the issuance is exempt from registration under Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

A copy of the Investor and Public Relations Agreement between us and Emerging Growth Research, LLC is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Investor and Public Relations Agreement between TechMedia Advertising, Inc. and Emerging Growth Research, LLC, dated July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHMEDIA ADVERTISING, INC.

By:	/s/ Johnny Lian Tian Yong
Name:	Johnny Lian Tian Yong
Title:	President and Director

Date: August 6, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
99.1	Investor and Public Relations Agreement between TechMedia Advertising, Inc. and Emerging Growth Research, LLC, dated July 1, 2010.	5